------------------------------------------------------------

                                  SMITH BARNEY
                               TELECOMMUNICATIONS
                                  INCOME FUND

          ------------------------------------------------------------

                       ANNUAL REPORT | DECEMBER 31, 2001

                [LOGO] Smith Barney
                       Mutual Funds

                Your Serious Money. Professionally Managed.(SM)

          ------------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
          ------------------------------------------------------------

          [PHOTO OMITTED]              [PHOTO OMITTED]

          Heath B.                     Robert E.
          McLendon                     Swab

          Chairman                     Vice President and
                                       Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the year ended December 31, 2001 for the Smith Barney Telecommunications Income Fund ("Fund"). In this report, we review the factors that contributed to the Fund's performance during the reporting period and discuss our outlook for the Regional Bell Operating Companies ("RBOC's"). We hope you find this report to be useful and informative.

Performance Update

For the year ended December 31, 2001 the Fund returned negative 23.92%. In comparison, the Lipper Inc. ("Lipper")(1) peer group average of all telecommunications funds returned negative 38.19% for the same period. Past performance is not indicative of future results.

This past year, performance, as in previous years, was influenced significantly by the Fund's holdings in the RBOC's, which currently represent approximately 76% of the Fund's assets. Also, general stock market weakness throughout the year due to a weak domestic economy, lower corporate profitability and investor uncertainty brought on by the terrorist bombings on September 11, 2001 negatively impacted the Fund's performance. In this report, we provide a brief overview of recent events affecting the RBOC'S and furnish an outlook for the group.

Market Overview

The telecommunications service industry, and specifically the RBOC's, went through a difficult period this past year as the combination of a weaker domestic economy and heightened competition within the sector weighed heavily on many companies' performance. In addition, late in the year investor psychology shifted to the negative following the events of September 11th. The Telecommunications Act of 1996 opened the door to increased competition in several

----------
(1) Lipper is an independent mutual fund-tracking organization. Average annual return is based on a 12-month period ended December 31, 2001, calculated among 49 funds in the Lipper Telecommunications funds category with reinvestment of dividends and capital gains excluding sales charges.


--------------------------------------------------------------------------------
1  Smith Barney Telecommunications Income Fund
                                            | 2001 Annual Report to Shareholders
different areas in the telecom sector, particularly the local phone exchange business and long distance telephone service business. In response to deregulation, the RBOC's have either combined or have formed joint ventures as a means to increase market share and gain an advantage on the competition. Regrettably, the fierce competition brought on by deregulation these past few years has impacted growth and narrowed operating margins considerably for most telecom service providers.

In the wake of the general uncertainty surrounding the economy and the telecommunications industry, the Fund's restructuring initiative introduced in our previous letter has been slow. Although recent price performance for the RBOC's has been disappointing, most other areas of the telecom sector, i.e. equipment and wireless, have also suffered greatly in the present environment. We will continue to diversify the portfolio in other areas of the telecommunications sector when we believe the fundamentals show signs of improvement. We expect that, longer term, diversifying the portfolio into other areas should reduce risk and lower volatility. We believe this process, however, will generate long-term capital gains.

Outlook

We continue to believe telecommunication service companies relying solely on long distance and local phone offerings will not do as well going forward as those entities that are focusing their business models to include new broadband, the Internet, data and wireless services. We are encouraged by the recent cost-cutting and restructuring efforts, initiated by the service providers, and the subsequent commitment to reduce budgets. In addition, spending should remain ample in order to further develop promising new service offerings. There is speculation, however, that the current reduced share prices of the long distance providers could prompt acquisition offers from the RBOC's. The large, long-distance companies have sizable customer bases. Unfortunately, their businesses have very low margins because of competition. This has been exacerbated by large amounts of debt that these long distance providers have amassed the past few years. On the other hand, the RBOC's are making progress on their own in winning regulatory approvals to offer long-distance service within their home territories.

We remain constructive toward the outlook for the Bell operating companies as these stocks continue to offer a safe haven in the form of attractive dividend yields, for conservative investors concerned about present market conditions. We believe that the RBOC's should continue to grow earnings 5-7% over the next


--------------------------------------------------------------------------------
2  Smith Barney Telecommunications Income Fund
                                            | 2001 Annual Report to Shareholders
few years as deregulation works to open new markets. In addition, continued spending on new technology in the wireless communications and data networking areas should help the companies stay competitive and add to market share.

Thank you for investing in the Smith Barney Telecommunications Income Fund.

Sincerely,

/s/ Heath B. McLendon                     /s/ Robert E. Swab


Heath B. McLendon                         Robert E. Swab
Chairman                                  Vice President and
                                          Investment Officer

January 14, 2002

The information provided in this commentary represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to page 6 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of December 31, 2001 and is subject to change.


--------------------------------------------------------------------------------
3  Smith Barney Telecommunications Income Fund
                                            | 2001 Annual Report to Shareholders

================================================================================
Historical Performance
================================================================================

                Net Asset Value
              ------------------
              Beginning    End     Income     Capital Gain   Return      Total
Year Ended     of Year   of Year  Dividends  Distributions  of Capital  Returns+
================================================================================
12/31/01       $128.84   $ 67.07   $ 0.90       $ 31.90       $0.00     (23.92)%
--------------------------------------------------------------------------------
12/31/00        177.27    128.84     1.49         25.64        0.00     (12.24)
--------------------------------------------------------------------------------
12/31/99        176.20    177.27     1.78         18.13        0.00      12.18
--------------------------------------------------------------------------------
12/31/98        134.06    176.20     2.22         22.08        0.00      53.72
--------------------------------------------------------------------------------
12/31/97        104.62    134.06     2.83         13.61        0.00      45.11
--------------------------------------------------------------------------------
12/31/96        119.69    104.62     3.12          9.72        0.00      (1.45)
--------------------------------------------------------------------------------
12/31/95         95.62    119.69     3.58         11.50        0.00      42.93
--------------------------------------------------------------------------------
12/31/94        107.62     95.62     4.05          6.06        0.00      (1.83)
--------------------------------------------------------------------------------
12/31/93        102.67    107.62     4.42          6.87        0.00      16.00
--------------------------------------------------------------------------------
12/31/92        110.75    102.67     4.55         15.23        0.00      10.89
--------------------------------------------------------------------------------
12/31/91        129.06    110.75     6.05         14.62        1.18       3.30
================================================================================
Total                              $34.99       $175.36       $1.18
================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, twice a year.

================================================================================
Average Annual Total Returns+
================================================================================

Year Ended 12/31/01                                                     (23.92)%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                                                10.81
--------------------------------------------------------------------------------
Ten Years Ended 12/31/01                                                 11.51
--------------------------------------------------------------------------------
1/1/84* through 12/31/01                                                 14.24
================================================================================

================================================================================
Cumulative Total Return+
================================================================================

12/31/91 through 12/31/01                                               197.22%
================================================================================

+ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*     Commencement of operations.


--------------------------------------------------------------------------------
4  Smith Barney Telecommunications Income Fund
                                            | 2001 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

                         Growth of $10,000 Invested in
               the Smith Barney Telecommunications Income Fund vs.
        Standard & Poor's 500 Index and Lipper Equity Income Fund Index+

--------------------------------------------------------------------------------
                         December 1991 -- December 2001

                               [GRAPHIC OMITTED]

   [The following table was depicted as a line chart in the printed material.]

                 Smith Barney                              Lipper
              Telecommunications       S&P 500          Equity Income
                 Income Fund            Index            Index Fund
              ------------------       -------          -------------

    12/91           10000               10000               10000
    12/92           11089               10761               10974
    12/93           12863               11843               12603
    12/94           12628               11999               12486
    12/95           18050               16502               16212
    12/96           17788               20289               19164
    12/97           25812               27062               24297
    12/98           39679               34840               27157
    12/99           44514               42168               28295
    12/00           39067               38329               30408
  12/1/01           29722               33777               28829

+ Hypothetical illustration of $10,000 invested in the Smith Barney Telecommunications Income Fund on December 31, 1991, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2001. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The Lipper Equity Income Fund Index is a net asset value weighted index of the 30 largest funds in the Equity Income category. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
5  Smith Barney Telecommunications Income Fund
                                            | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments                                        December 31, 2001
================================================================================

    SHARES                             SECURITY                         VALUE
================================================================================
COMMON STOCK -- 98.7%

Cellular Communications -- 22.5%
  320,000     Vodafone Group PLC, Sponsored ADR                      $ 8,217,600
--------------------------------------------------------------------------------
Telephone -- 76.2%
  210,000   BellSouth Corp.                                            8,011,500
  253,964   Qwest Communications International Inc.                    3,588,511
  210,000   SBC Communications Inc.                                    8,225,700
  170,000   Verizon Communications Inc.                                8,068,200
--------------------------------------------------------------------------------
                                                                      27,893,911
--------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $5,288,538)                                      36,111,511
================================================================================

  FACE
 AMOUNT                                SECURITY                         VALUE
================================================================================
REPURCHASE AGREEMENT -- 1.3%
$ 472,000   Goldman Sachs & Co., 1.680% due 1/2/02;
              Proceeds at maturity -- $472,044; (Fully
              collateralized by U.S. Treasury Bills, Notes,
              Bonds and Inflation-Indexed Notes, 0.000% to
              14.250% due 1/10/02 to 8/15/27; Market
              value -- $483,795) (Cost -- $472,000)                      472,000
================================================================================
            TOTAL INVESTMENTS -- 100%
            (Cost -- $5,760,538*)                                    $36,583,511
================================================================================

* Aggregate cost for Federal income tax purposes is $3,868,693.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6  Smith Barney Telecommunications Income Fund
                                            | 2001 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                            December 31, 2001
================================================================================

ASSETS:
  Investments, at value (Cost -- $5,760,538*)                        $36,583,511
  Receivable for Fund shares sold                                          2,242
  Dividends and interest receivable                                       46,648
--------------------------------------------------------------------------------
  Total Assets                                                        36,632,401
--------------------------------------------------------------------------------

LIABILITIES:
  Payable for Fund shares purchased                                      340,830
  Investment advisory fees payable                                        18,538
  Administration fees payable                                              5,035
  Payable to bank                                                             19
  Accrued expenses                                                        58,396
--------------------------------------------------------------------------------
  Total Liabilities                                                      422,818
--------------------------------------------------------------------------------
Total Net Assets                                                     $36,209,583
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                         $       540
  Capital paid in excess of par value                                  3,120,842
  Undistributed net investment income                                     12,754
  Accumulated net realized gain on security transactions               2,252,474
  Net unrealized appreciation of investments                          30,822,973
--------------------------------------------------------------------------------
Total Net Assets                                                     $36,209,583
================================================================================
Shares Outstanding                                                       539,882
--------------------------------------------------------------------------------
Net Asset Value                                                      $     67.07
--------------------------------------------------------------------------------
* Aggregate cost for Federal income tax purposes is $3,868,693.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
7  Smith Barney Telecommunications Income Fund
                                            | 2001 Annual Report to Shareholders

================================================================================
Statement of Operations                     For the Year Ended December 31, 2001
================================================================================

INVESTMENT INCOME:
  Dividends                                                        $    991,929
  Interest                                                               32,610
  Less: Foreign withholding tax                                         (11,118)
--------------------------------------------------------------------------------
  Total Investment Income                                             1,013,421
--------------------------------------------------------------------------------

EXPENSES:
  Investment advisory fee (Note 2)                                      299,949
  Administration fee (Note 2)                                           109,072
  Audit and legal                                                        56,427
  Shareholder and system servicing fees                                  29,059
  Trustees' fees                                                         21,139
  Custody fees                                                            6,415
  Other                                                                  16,035
--------------------------------------------------------------------------------
  Total Expenses                                                        538,096
--------------------------------------------------------------------------------
Net Investment Income                                                   475,325
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              17,794,941
    Cost of securities sold                                           5,631,183
--------------------------------------------------------------------------------
  Net Realized Gain*                                                 12,163,758
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                58,819,070
    End of year                                                      30,822,973
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                           (27,996,097)
--------------------------------------------------------------------------------
Net Loss on Investments                                             (15,832,339)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(15,357,014)
================================================================================
* Net realized gains Federal income taxes are $12,661,096

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8  Smith Barney Telecommunications Income Fund
                                            | 2001 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

                                                                   For the Years Ended December 31,
                                                                           2001            2000
===================================================================================================
OPERATIONS:
  Net investment income                                                $    475,325    $    780,766
  Net realized gain++                                                    12,163,758      16,409,274
  Decrease in net unrealized appreciation                               (27,996,097)    (28,575,399)
---------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Operations                                (15,357,014)    (11,385,359)
---------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                    (460,390)       (780,766)
  Net realized gains                                                    (15,776,479)    (13,117,145)
---------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                                         (16,236,869)    (13,897,911)
---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net asset value of shares issued for reinvestment of dividends          8,431,635       6,556,847
  Cost of shares reacquired                                             (10,410,514)     (8,086,409)
---------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions                    (1,978,879)     (1,529,562)
---------------------------------------------------------------------------------------------------

Decrease in Net Assets                                                  (33,572,762)    (26,812,832)

NET ASSETS:
  Beginning of year                                                      69,782,345      96,595,177
---------------------------------------------------------------------------------------------------
  End of year*                                                         $ 36,209,583    $ 69,782,345
===================================================================================================
* Includes undistributed (overdistributed) net investment income of:   $     12,754    $     (2,181)
===================================================================================================

++ Net realized gains for Federal income taxes are $12,661,096 and $17,034,585 for the years ended December 31, 2001 and 2000, respectively.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
9  Smith Barney Telecommunications Income Fund
                                            | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Smith Barney Telecommunications Income Fund ("Fund"), an investment fund of the Smith Barney Telecommunications Trust ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. Shares of the Fund are not currently offered for sale to new investors.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported are valued at current quoted bid prices; securities, other than U.S. government agencies and obligations, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated using the average-cost method for financial reporting purposes and the specific identification method for tax purposes; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and
(i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
10  Smith Barney Telecommunications Income Fund
                                            | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

2.    Investment Advisory Agreement, Administration Agreement and Other
      Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets of each fund. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. During the year ended December 31, 2001, the Fund paid transfer agent fees of $15,269 to TB&T.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3.    Investments

During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $ 1,270,750
--------------------------------------------------------------------------------
Sales                                                                 17,794,941
================================================================================

At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                        $32,714,818
Gross unrealized depreciation                                                 --
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $32,714,818
================================================================================


--------------------------------------------------------------------------------
11  Smith Barney Telecommunications Income Fund
                                            | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

4.    Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5.    Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

Income earned by the Fund from securities loaned for the year ended December 31, 2001 was $9,188.

At December 31, 2001, the Fund did not have any securities on loan.

6.    Shares of Beneficial Interest

At December 31, 2001, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Fund were as follows:

                                       Year Ended               Year Ended
                                    December 31, 2001        December 31, 2000
================================================================================
Shares issued on reinvestment          107,702                   48,190
Shares reacquired                     (109,423)                 (51,497)
--------------------------------------------------------------------------------
Net Decrease                            (1,721)                  (3,307)
================================================================================


--------------------------------------------------------------------------------
12  Smith Barney Telecommunications Income Fund
                                            | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

7.    Concentration of Risk

Because the Fund concentrates its investments in one industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investment alternatives. The economic and business cycle risks associated with the concentration of the Fund in only one industry could mean that adverse conditions could substantially impact the income earned by the Fund and the value of the Fund's holdings.


--------------------------------------------------------------------------------
13  Smith Barney Telecommunications Income Fund
                                            | 2001 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

                                  2001         2000         1999         1998         1997
============================================================================================
Net Asset Value,
  Beginning of Year             $ 128.84     $ 177.27     $ 176.20     $ 134.06     $ 104.62
--------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income             0.93         1.50         1.74         2.26         2.83
  Net realized and unrealized
    gain (loss)                   (29.90)      (22.80)       19.24        64.18        43.05
--------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                      (28.97)      (21.30)       20.98        66.44        45.88
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (0.90)       (1.49)       (1.78)       (2.22)       (2.83)
  Net realized gains              (31.90)      (25.64)      (18.13)      (22.08)      (13.61)
--------------------------------------------------------------------------------------------
Total Distributions               (32.80)       27.13       (19.91)      (24.30)      (16.44)
--------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                   $  67.07     $ 128.84     $ 177.27     $ 176.20     $ 134.06
--------------------------------------------------------------------------------------------
Total Return                      (23.92)%     (12.24)%      12.18%       53.72%       45.11%
--------------------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)        $     36     $     70     $     97     $     96     $     73
--------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                          0.99%        0.90%        0.89%        0.89%        0.92%
  Net investment income             0.88         0.92         0.92         1.51         2.35
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                2%           3%           0%           0%           0%
============================================================================================


--------------------------------------------------------------------------------
14  Smith Barney Telecommunications Income Fund
                                            | 2001 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees
of Smith Barney Telecommunications Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Telecommunications Income Fund of Smith Barney Telecommunications Trust ("Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of the Fund as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                         KPMG LLP


New York, New York
February 8, 2002


--------------------------------------------------------------------------------
15  Smith Barney Telecommunications Income Fund
                                            | 2001 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
================================================================================

Information about Trustees and Officers

The business and affairs of the Smith Barney Telecommunications Income Fund ("Fund") are managed under the direction of the Smith Barney Telecommunications Trust's ("Investment Company") Board of Trustees. Information pertaining to the Trustees and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company trustees and is available, without charge, upon request by calling the Investment Company's transfer agent, PFPC Global Fund Services, at 1-800-451-2010.

                                                                                               Number of
                                                                                              Investment
                                                 Term of                                       Companies
                                               Office* and               Principal           in the Fund
                             Position(s)         Length                Occupation(s)            Complex           Other
                              Held with          of Time                During Past            Overseen       Trusteeships
Name, Address and Age           Fund             Served                 Five Years            by Trustee     Held by Trustee
-----------------------      -----------       -----------             ------------          ------------    ---------------
NON-INTERESTED
TRUSTEES:

Paul R. Ades                   Trustee           Since             Partner in Law Firm             5              N/A
Paul R. Ades, PLLC                               1994              Paul R. Ades PLLC;
181 West Main Street                                               Murov & Ades, Esqs.
Suite C
Babylon, NY 11702
Age: 61

Herbert Barg                   Trustee           Since             Retired                        16              N/A
1460 Drayton Lane                                1994
Wynnewood, PA 19096
Age: 78

Dwight B. Crane                Trustee           Since             Professor Harvard              23              N/A
Harvard Business School                          1981              Business School;
Soldiers Field                                                     Self Employed
Morgan Hall #375                                                   Consultant
Boston, MA 02163
Age: 64

Frank G. Hubbard               Trustee           Since             President of Avatar             5              N/A
87 Whittredge Road                               1993              International, Inc.;
Summit, NJ 07901                                                   Partner S&S
Age: 64                                                            Industries

Jerome H. Miller               Trustee           Since             Retired                         5              N/A
27 Hemlock Road                                  1998
Manhasset, NY 11030
Age: 63

Ken Miller                     Trustee           Since             President of Young             5               N/A
Young Stuff Apparel Group, Inc.                  1994              Stuff Apparel Group, Inc.
1407 Broadway, 6th Floor
Suite 610
New York, NY 10018
Age: 60


--------------------------------------------------------------------------------
16  Smith Barney Telecommunications Income Fund
                                            | 2001 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                               Number of
                                                                                              Investment
                                                 Term of                                       Companies
                                               Office* and               Principal           in the Fund
                             Position(s)         Length                Occupation(s)            Complex           Other
                              Held with          of Time                During Past            Overseen       Trusteeships
Name, Address and Age           Fund             Served                 Five Years            by Trustee     Held by Trustee
-----------------------      -----------       -----------             ------------          ------------    ---------------
INTERESTED TRUSTEES:

Heath B. McLendon              President,        Since             Managing Director of           74              N/A
Salomon Smith Barney Inc.      Chief             1992              Salomon Smith Barney
125 Broad Street, 11th Floor   Executive                           ("SSB"); President and
New York, NY 10004             Officer                             Director of Smith Barney
Age: 68                                                            Fund Management LLC
                                                                   ("SBFM") and Travelers
                                                                   Investment Adviser, Inc.
                                                                   ("TIA"); Director of The
                                                                   Travelers Investment
                                                                   Management Company
                                                                   ("TIMCO")

* Trustees are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

EXECUTIVE OFFICERS:

Lewis E. Daidone               Senior Vice       Since             Managing Director of           N/A             N/A
Salomon Smith Barney Inc       President and     1993              SSB; Director and Senior
125 Broad Street, 11th Floor   Treasurer                           Vice President of SBFM
Age: 44                                                            and TIA

Robert E. Swab                 Vice President    Since             Director of SSB and            N/A             N/A
Salomon Smith Barney Inc.      and Investment    1999              Investment Officer of
333 West 34th Street           Officer                             SBFM
New York, NY 10001
Age:

Paul A. Brook                  Controller        Since             Director of SSB; Managing      N/A             N/A
Salomon Smith Barney Inc.                        1998              Director - AMT Capital
125 Broad Street, 9th Floor                                        1997-1998. Prior to 1997,
New York, NY 10004                                                 Partner-Ernest & Young LLP
Age: 48

Christina T. Sydor             Secretary         Since             Managing Director of           N/A             N/A
Salomon Smith Barney Inc                         1993              SSB; Director and
300 First Stamford Place                                           and Secretary of
4th Floor                                                          SSFM and TIA
Stamford, CT 06902
Age: 51


--------------------------------------------------------------------------------
17  Smith Barney Telecommunications Income Fund
                                            | 2001 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2001:

      o     A corporate dividends received deduction of 100%.

      o     Total long-term capital gain distributions paid of $15,776,479.


--------------------------------------------------------------------------------
18  Smith Barney Telecommunications Income Fund
                                            | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
   SMITH BARNEY
TELECOMMUNICATIONS
   INCOME FUND
--------------------------------------------------------------------------------

TRUSTEES

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon,
  Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Robert E. Swab
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER
AND ADMINISTRATOR

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Travelers Bank & Trust, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------
Smith Barney Telecommunications Income Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of shareholders of Smith Barney Telecommunications Trust -- Smith Barney Telecommunications Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY
TELECOMMUNICATIONS INCOME FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

                                                            SALOMON SMITH BARNEY
                                                            --------------------
                                                     A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD0412 2/02